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                                                        EXHIBIT 20(c)

                      Toyota Motor Credit Corporation
  Annualized Monthly Report Information - Toyota Auto Lease Trust 1997-A As of and for the period from August 1, 1997 through September 30, 1997

Investor Allocation Percentage                          98.00%

Principal Distributions
Class A1                                                 0.00
Class A2                                                 0.00
Class A3                                                 0.00
Class B                                                  0.00
                                             ----------------
     Total                                               0.00

Principal Allocations
Class A1                                                 0.00
Class A2                                                 0.00
Class A3                                                 0.00
Class B                                                  0.00
                                             ----------------
     Total                                               0.00

Interest Distributions
Class A1                                                 0.00
Class A2                                                 0.00
Class A3                                                 0.00
Class B                                                  0.00
                                             ----------------
     Total                                               0.00

Interest Allocations
Class A1                                         2,188,944.44
Class A2                                         3,554,236.11
Class A3                                           404,065.63
Class B                                            429,253.13
                                             ----------------
     Total                                       6,576,499.31

Certificate Distribution Amount Allocable
     To Previously Unpaid Interest
Class A1                                                 0.00
Class A2                                                 0.00
Class A3                                                 0.00
Class B                                                  0.00
                                             ----------------
     Total                                               0.00

Remaining Unpaid Interest
Class A1                                                 0.00
Class A2                                                 0.00
Class A3                                                 0.00
Class B                                                  0.00
                                             ----------------
     Total                                               0.00

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                      Toyota Motor Credit Corporation
  Annualized Monthly Report Information - Toyota Auto Lease Trust 1997-A As of and for the period from August 1, 1997 through September 30, 1997

Outstanding Principal Balance
Class A1                                       410,000,000.00
Class A2                                       650,000,000.00
Class A3                                        72,750,000.00
Class B                                         73,850,000.00
                                             ----------------
     Total                                   1,206,600,000.00

Reimbursed Loss Amounts
Class A1                                            76,486.41
Class A2                                           121,257.30
Class A3                                            13,573.07
Class B                                             13,775.66
                                             ----------------
     Total                                         225,092.45

Certificate Distribution Amount Allocable
     To Unreimbursed Loss Amounts
Class A1                                                 0.00
Class A2                                                 0.00
Class A3                                                 0.00
Class B                                                  0.00
                                             ----------------
     Total                                               0.00

Unreimbursed Loss Amounts
Class A1                                                 0.00
Class A2                                                 0.00
Class A3                                                 0.00
Class B                                                  0.00
                                             ----------------
     Total                                               0.00

Shortfalls
Class A1                                                 0.00
Class A2                                                 0.00
Class A3                                                 0.00
Class B                                                  0.00
                                             ----------------
     Total                                               0.00

Servicing Fee
Class A1                                           697,287.45
Class A2                                         1,105,440.70
Class A3                                           123,738.77
Class B                                            125,585.62
                                             ----------------
     Total                                       2,052,052.54

Distributions To Transferor                      9,865,212.46
Allocations To Transferor                                0.00
Aggregate Net Investment Value               1,231,231,519.20
Payments Ahead                                   2,662,319.58
Change in Payments Ahead from the
     previous year - increase/(decrease)         2,662,319.58
Servicer Advances                                3,290,535.49